UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                  (Date of earliest event reported) May 4, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On May 4, 2004, General Motors Corporation (GM) issued a news release announcing April 2004 sales. The release is as follows:

GM Reports April Sales of 401,451, Up Slightly
"Truckfest" Drives Industry Sales Records for GM Trucks and Utilities New Chevrolet Equinox and Colorado Models Off to Fast Start

DETROIT - General Motors dealers sold 401,451 new cars and trucks in April, up slightly (+0.2 percent) compared to April 2003. GM's truck sales (248,555) were up 1.5 percent and car sales (152,896) were down 2 percent.

"GM's sales in April are up slightly compared to year-ago results," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Truckfest delivered solid results in key categories, including new industry records for total truck sales and utility sales, and we will continue this program in May. We have work to do on the car side of our business, but with upcoming new entries like the Pontiac G6, Buick LaCrosse and Cadillac STS and an improving economy, we expect to see continued growth for both the industry and GM."

GM Truck Sales

GM's industry-leading truck sales established a new industry record in April with a 1.5 percent increase compared to last year. Both Cadillac and Chevrolet set April sales records for trucks. Chevrolet had 164,893 truck deliveries, up 1 percent. Cadillac truck sales (6,649) improved 30 percent. Full-size pickup deliveries were down 4 percent, compared to record year-ago sales, yet led the industry and reached nearly 88,000 units (87,261).

Sport utility vehicle sales again surpassed the 100,000-unit mark with 109,072 deliveries, a 6 percent increase and another industry record. GM remains the only manufacturer to sell over 100,000 utilities in a month. Small utilities set the pace, with 18,718 deliveries, a 100 percent improvement over last year. Saturn Vue sales (10,671) were up 59 percent, and Chevrolet Equinox sales continued to gain momentum with 6,500 deliveries in April. Mid-size utility sales (45,447) were up 4 percent, led by Chevrolet TrailBlazer (19,542), up 2 percent, and GMC Envoy (10,306), with a sales increase of 8 percent.

GM Car Sales

GM's car sales declined 2 percent compared to last April. Mid-size car sales were up 3 percent, paced by Pontiac Grand Prix (up 35 percent) and Grand Am (up 40 percent). In the entry-level segment, Pontiac Vibe sales were up 7 percent. Among GM's launch vehicles, Aveo had its best sales month to-date (3,900), 12 percent above March.

Divisional Highlights

Chevrolet - The recently-launched Equinox continued to gain sales strength with 6,500 deliveries in April. The new Colorado mid-size pickup also had a strong month with 10,461 deliveries, up 22 percent from last month. Avalanche achieved record April sales with 7,945 deliveries, 15 percent over last year.

Cadillac - Cadillac sales momentum continued in April with a 30 percent improvement in truck sales (6,649). SRX had 2,209 deliveries. In April, Cadillac re-emerged as a leader in initial vehicle quality among luxury nameplates based on the 2004 J.D. Power and Associates Initial Quality Study.

GMC - GMC had strong sales in April with 49,748 deliveries, down slightly from record year-ago levels (-0.6 percent). The new Canyon mid-size pickup had 2,262 sales, resulting in a 12 percent increase over March sales. Yukon continued its exceptional sales pace, establishing a new April sales record with 7,138 deliveries, up 3 percent.

HUMMER - HUMMER sales were 2,268. H2 sales totaled 2,218.

Pontiac - Pontiac's total vehicle deliveries in April (42,345) improved 16 percent, with car sales (36,781) up 26 percent. Vibe set a monthly sales record in April with 5,478 deliveries, up 7 percent. Grand Prix sales (10,156) were up 35 percent, and Grand Am sales (14,347) increased 40 percent.

Saturn - Saturn's total deliveries in April were 21,778, marking three consecutive months of sales increases this year. Vue achieved record monthly sales (10,671), which were up 60 percent. Ion had 8,303 sales, a 1 percent increase over last year and an April sales record.

Certified Used Vehicles

April 2004 sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 40,977 units, down 3 percent from April 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, led the way with April sales of 34,169 units, a 3 percent decline from year-ago totals. GM Certified Used Vehicles continues to lead all certified pre-owned brands with 2004 sales of 143,619 units through April 30.

Saab Certified Pre-Owned Vehicles sold 728 units in April, up 10 percent. Cadillac Certified Pre-Owned Vehicles posted sales of 2,862 units in April, down 2 percent, and Used Cars from Saturn sold 3,218 units, down 2 percent from year-ago figures.

"GM Certified Used Vehicles continues to lead all certified brands, with year-to-date sales through April up nearly 10 percent over year-ago figures, while year-to-date sales for all GM's certified brands are up more than 9 percent," Smith said. "We're optimistic that we'll see continued sales growth through the rest of 2004."

GM North America Announces April Production Results; 2004 Second-Quarter Production Forecast Unchanged

In April, GM North America produced 455,000 vehicles (177,000 cars and 278,000 trucks) in North America, compared to 461,000 vehicles (179,000 cars and 282,000 trucks) produced in April 2003. Production totals include joint venture production of 20,000 vehicles in April 2004 and 15,000 in April 2003.

In addition, GM North America's current 2004 second-quarter production forecast remains unchanged at 1.38 million vehicles (539,000 cars and 841,000 trucks). In the second quarter of 2003, GM North America built 1.38 million vehicles (544,000 cars and 837,000 trucks).

GM also announced current 2004 second-quarter production forecasts for its international regions:

GM Europe - The region's current 2004 second-quarter production forecast is 496,000 vehicles, down 10,000 vehicles compared to last month's guidance of 506,000 vehicles. GM Europe built 488,000 units in the second quarter of 2003.

GM Asia Pacific - GM Asia Pacific's current second-quarter forecast is 150,000 vehicles, up 1,000 vehicles from last month's forecast of 149,000 vehicles. GM Asia Pacific built 90,000 vehicles in the second quarter of 2003.

GM Latin America, Africa and the Middle East - The region's current second-quarter production forecast is 174,000 vehicles, up 7,000 vehicles from last month's forecast of 167,000 vehicles. The region built 128,000 vehicles in the second quarter of 2003.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries.

Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 April                January - April
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   26         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total        401,451   400,687      0.2  1,468,567   1,419,097     3.5
-------------------------------------------------------------------------------
Car Total            152,896   155,722     -1.8    613,788     609,981     0.6
-------------------------------------------------------------------------------
Truck Total          248,555   244,965      1.5    854,779     809,116     5.6
-------------------------------------------------------------------------------
Light Truck Total    244,241   241,249      1.2    840,500     796,980     5.5
-------------------------------------------------------------------------------
Light Vehicle Total  397,137   396,971      0.0  1,454,288   1,406,961     3.4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Market Division
    Vehicle Total                                      Calendar Year-to-Date
                                 April                    January - April
-------------------------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 25,473    25,389      0.3    103,485     108,678    -4.8
Cadillac              16,418    17,955     -8.6     67,593      64,215     5.3
Chevrolet            235,025   230,659      1.9    835,868     774,049     8.0
GMC                   49,748    50,037     -0.6    180,211     158,066    14.0
HUMMER                 2,268     2,883    -21.3      8,670      11,522   -24.8
Oldsmobile             3,719    10,080    -63.1     20,750      43,491   -52.3
Other - Isuzu          1,203     1,109      8.5      4,064       3,965     2.5
Pontiac               42,345    36,625     15.6    162,703     143,658    13.3
Saab                   3,474     4,967    -30.1     11,524      15,852   -27.3
Saturn                21,778    20,983      3.8     73,699      95,601   -22.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  144,872   150,745     -3.9    588,030     594,114    -1.0
-------------------------------------------------------------------------------
Light Truck          244,241   241,249      1.2    840,500     796,980     5.5
-------------------------------------------------------------------------------

Twenty-six selling days for the April period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  April 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  April                   January - April
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       26
-------------------------------------------------------------------------------
Century                6,863     6,420      6.9     25,390      38,249   -33.6
LeSabre                8,266     8,982     -8.0     34,821      31,267    11.4
Park Avenue            1,475     2,114    -30.2      6,755       8,257   -18.2
Regal                  2,217     2,004     10.6      7,391       7,377     0.2
      Buick Total     18,821    19,520     -3.6     74,357      85,150   -12.7
-------------------------------------------------------------------------------
Catera                     0        10    ***.*          0          15   ***.*
CTS                    4,738     5,751    -17.6     18,911      16,707    13.2
DeVille                4,273     5,888    -27.4     19,630      23,318   -15.8
Eldorado                   6        23    -73.9          7         168   -95.8
Seville                  413     1,173    -64.8      1,742       7,721   -77.4
XLR                      339         0    ***.*      1,256           0   ***.*
     Cadillac Total    9,769    12,845    -23.9     41,546      47,929   -13.3
-------------------------------------------------------------------------------
Aveo                   3,900         0    ***.*     11,783           0   ***.*
Camaro                   108       171    -36.8        127         746   -83.0
Cavalier              17,217    18,405     -6.5     67,278      70,629    -4.7
Classic                9,032         0    ***.*     38,044           0   ***.*
Corvette               3,169     6,249    -49.3     11,570      12,233    -5.4
Impala                22,149    24,487     -9.5     94,773      83,272    13.8
Lumina                     0        15    ***.*          0          15   ***.*
Malibu                 9,462    11,681    -19.0     38,451      50,413   -23.7
Metro                      0         1    ***.*          0           1   ***.*
Monte Carlo            4,125     5,721    -27.9     18,005      20,281   -11.2
Prizm                      4        12    -66.7          5          16   -68.8
SSR                      966         0    ***.*      4,035           0   ***.*
    Chevrolet Total   70,132    66,742      5.1    284,071     237,606    19.6
-------------------------------------------------------------------------------
Alero                  2,728     7,395    -63.1     15,961      33,131   -51.8
Aurora                    42       576    -92.7        146       1,645   -91.1
Intrigue                  42       138    -69.6         55         496   -88.9
    Oldsmobile Total   2,812     8,109    -65.3     16,162      35,272   -54.2
-------------------------------------------------------------------------------
Bonneville             2,571     3,044    -15.5      9,877       8,969    10.1
Firebird                  90       141    -36.2        109         610   -82.1
Grand Am              14,347    10,269     39.7     51,593      43,688    18.1
Grand Prix            10,156     7,521     35.0     48,768      32,093    52.0
GTO                      650         0    ***.*      2,451           0   ***.*
Sunfire                3,489     3,159     10.4     12,666      11,400    11.1
Vibe                   5,478     5,118      7.0     17,959      23,160   -22.5
     Pontiac Total    36,781    29,252     25.7    143,423     119,920    19.6
-------------------------------------------------------------------------------
9-3                    2,762     3,734    -26.0      9,055      11,623   -22.1
9-5                      712     1,233    -42.3      2,469       4,229   -41.6
       Saab Total      3,474     4,967    -30.1     11,524      15,852   -27.3
-------------------------------------------------------------------------------
ION                    8,303     8,243      0.7     33,408      34,026    -1.8
Saturn L Series        2,804     5,560    -49.6      9,297      28,423   -67.3
Saturn S Series            0       484    ***.*          0       5,803   ***.*
      Saturn Total    11,107    14,287    -22.3     42,705      68,252   -37.4
-------------------------------------------------------------------------------
        GM Total     152,896   155,722     -1.8    613,788     609,981     0.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   144,872   150,745     -3.9    588,030     594,114    -1.0
-------------------------------------------------------------------------------
GM Import              8,024     4,977     61.2     25,758      15,867    62.3
-------------------------------------------------------------------------------
        GM Total     152,896   155,722     -1.8    613,788     609,981     0.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  April 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  April                   January - April
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           18,821    19,520     -3.6     74,357      85,150   -12.7
Cadillac Total         9,769    12,835    -23.9     41,546      47,914   -13.3
Chevrolet Total       66,232    66,742     -0.8    272,288     237,606    14.6
Oldsmobile Total       2,812     8,109    -65.3     16,162      35,272   -54.2
Pontiac Total         36,131    29,252     23.5    140,972     119,920    17.6
Saturn Total          11,107    14,287    -22.3     42,705      68,252   -37.4
     GM North America
       Total*        144,872   150,745     -3.9    588,030     594,114    -1.0
-------------------------------------------------------------------------------
Cadillac Total             0        10    ***.*          0          15   ***.*
Chevrolet Total        3,900         0    ***.*     11,783           0   ***.*
Pontiac Total            650         0    ***.*      2,451           0   ***.*
Saab Total             3,474     4,967    -30.1     11,524      15,852   -27.3
     GM Import Total   8,024     4,977     61.2     25,758      15,867    62.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           25,473    25,389      0.3    103,485     108,678    -4.8
Cadillac Total        16,418    17,955     -8.6     67,593      64,215     5.3
Chevrolet Total      235,025   230,659      1.9    835,868     774,049     8.0
GMC Total             49,748    50,037     -0.6    180,211     158,066    14.0
HUMMER Total           2,268     2,883    -21.3      8,670      11,522   -24.8
Oldsmobile Total       3,719    10,080    -63.1     20,750      43,491   -52.3
Other-Isuzu Total      1,203     1,109      8.5      4,064       3,965     2.5
Pontiac Total         42,345    36,625     15.6    162,703     143,658    13.3
Saab Total             3,474     4,967    -30.1     11,524      15,852   -27.3
Saturn Total          21,778    20,983      3.8     73,699      95,601   -22.9
     GM Total        401,451   400,687      0.2  1,468,567   1,419,097    3.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                  April 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 April                    January - April
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        26
-------------------------------------------------------------------------------
Rainier                1,367         0    ***.*      6,799           0  ***.*
Rendezvous             5,285     5,869    -10.0     22,329      23,528   -5.1
    Total Buick        6,652     5,869     13.3     29,128      23,528   23.8
-------------------------------------------------------------------------------
Escalade               2,474     2,996    -17.4     10,013       9,770    2.5
Escalade ESV           1,066     1,231    -13.4      3,906       3,497   11.7
Escalade EXT             900       883      1.9      3,280       3,019    8.6
SRX                    2,209         0    ***.*      8,848           0  ***.*
  Total Cadillac       6,649     5,110     30.1     26,047      16,286   59.9
-------------------------------------------------------------------------------
Astro                  3,405     5,731    -40.6     11,306      14,284  -20.8
C/K Suburban(Chevy)    8,887    11,201    -20.7     34,643      33,364    3.8
Chevy C/T Series          76       136    -44.1        137         384  -64.3
Chevy W Series           187       180      3.9        684         719   -4.9
Colorado              10,461         0    ***.*     27,736           0  ***.*
Equinox                6,500         0    ***.*      7,551           0  ***.*
Express Cutaway/G Cut  1,695     1,625      4.3      5,771       5,313    8.6
Express Panel/G Van    7,120     6,692      6.4     23,447      19,513   20.2
Express/G Sportvan     2,557     1,591     60.7      5,738       5,129   11.9
Kodiak 4/5 Series        696       746     -6.7      2,447       2,186   11.9
Kodiak 6/7/8 Series      380       167    127.5      1,307         610  114.3
S/T Blazer             6,351     4,087     55.4     16,118      16,719   -3.6
S/T Pickup             1,444    11,911    -87.9      6,273      43,438  -85.6
Tahoe                 15,357    17,440    -11.9     57,768      51,606   11.9
Tracker                1,547     2,661    -41.9      7,503      11,256  -33.3
TrailBlazer           19,542    19,246      1.5     81,217      74,252    9.4
Venture               10,189     8,304     22.7     26,967      29,897   -9.8
................................................................................
     Avalanche         7,945     6,698     18.6     27,293      25,709    6.2
     Silverado-C/K
       Pickup         60,554    65,501     -7.6    207,891     202,064    2.9
Chevrolet Fullsize
  Pickups             68,499    72,199     -5.1    235,184     227,773    3.3
................................................................................
  Chevrolet Total    164,893   163,917      0.6    551,797     536,443    2.9
-------------------------------------------------------------------------------
Canyon                 2,262         0    ***.*      6,408           0  ***.*
Envoy                 10,306     9,550      7.9     41,230      35,195   17.1
GMC C/T Series           169       268    -36.9        266         856  -68.9
GMC W Series             486       419     16.0      1,459       1,329    9.8
S/T Jimmy                  0        36    ***.*          0          52  ***.*
Safari (GMC)             694     1,093    -36.5      2,364       3,708  -36.2
Savana Panel/G Classic 1,988     2,012     -1.2      6,514       5,693   14.4
Savana Special/G Cut   1,581     1,151     37.4      7,315       3,425  113.6
Savana/Rally             199       306    -35.0        783         986  -20.6
Sierra                18,762    18,878     -0.6     62,533      57,361    9.0
Sonoma                   438     2,974    -85.3      2,003      10,281  -80.5
Topkick 4/5 Series       531       386     37.6      2,072       1,203   72.2
Topkick 6/7/8 Series     586       305     92.1      1,843         884  108.5
Yukon                  7,138     6,942      2.8     27,594      20,948   31.7
Yukon XL               4,608     5,717    -19.4     17,827      16,145   10.4
     GMC Total        49,748    50,037     -0.6    180,211     158,066   14.0
-------------------------------------------------------------------------------
HUMMER H1                 50        77    -35.1        152         228  -33.3
HUMMER H2              2,218     2,806    -21.0      8,518      11,294  -24.6
   HUMMER Total        2,268     2,883    -21.3      8,670      11,522  -24.8
-------------------------------------------------------------------------------
Bravada                  251       750    -66.5      1,027       2,932  -65.0
Silhouette               656     1,221    -46.3      3,561       5,287  -32.6
 Oldsmobile Total        907     1,971    -54.0      4,588       8,219  -44.2
-------------------------------------------------------------------------------
Other-Isuzu F Series      96       161    -40.4        372         514  -27.6
Other-Isuzu N Series   1,107       948     16.8      3,692       3,451    7.0
 Other-Isuzu Total     1,203     1,109      8.5      4,064       3,965    2.5
-------------------------------------------------------------------------------
Aztek                  2,345     4,316    -45.7      7,416      11,311  -34.4
Montana                3,219     3,057      5.3     11,864      12,427   -4.5
   Pontiac Total       5,564     7,373    -24.5     19,280      23,738  -18.8
-------------------------------------------------------------------------------
VUE                   10,671     6,696     59.4     30,994      27,349   13.3
   Saturn Total       10,671     6,696     59.4     30,994      27,349   13.3
-------------------------------------------------------------------------------
     GM Total        248,555   244,965      1.5    854,779     809,116    5.6
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   247,062   243,661      1.4    849,863     804,753    5.6
-------------------------------------------------------------------------------
GM Import              1,493     1,304     14.5      4,916       4,363   12.7
-------------------------------------------------------------------------------
     GM Total        248,555   244,965      1.5    854,779     809,116    5.6
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   244,241   241,249      1.2    840,500     796,980    5.5
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0           0  ***.*
-------------------------------------------------------------------------------
     GM Total        244,241   241,249      1.2    840,500     796,980    5.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                  April 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 April                    January - April
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,652     5,869     13.3     29,128      23,528    23.8
Cadillac Total         6,649     5,110     30.1     26,047      16,286    59.9
Chevrolet Total      164,769   163,795      0.6    551,366     535,947     2.9
GMC Total             49,371    49,696     -0.7    179,059     157,049    14.0
HUMMER Total           2,268     2,883    -21.3      8,670      11,522   -24.8
Oldsmobile Total         907     1,971    -54.0      4,588       8,219   -44.2
Other-Isuzu Total        211       268    -21.3        731       1,115   -34.4
Pontiac Total          5,564     7,373    -24.5     19,280      23,738   -18.8
Saturn Total          10,671     6,696     59.4     30,994      27,349    13.3
    GM North America
      Total*         247,062   243,661      1.4    849,863     804,753     5.6
-------------------------------------------------------------------------------
Chevrolet Total          124       122      1.6        431         496   -13.1
GMC Total                377       341     10.6      1,152       1,017    13.3
Other-Isuzu Total        992       841     18.0      3,333       2,850    16.9
    GM Import Total    1,493     1,304     14.5      4,916       4,363    12.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,652     5,869     13.3     29,128      23,528    23.8
Cadillac Total         6,649     5,110     30.1     26,047      16,286    59.9
Chevrolet Total      163,554   162,688      0.5    547,222     532,544     2.8
GMC Total             47,976    48,659     -1.4    174,571     153,794    13.5
HUMMER Total           2,268     2,883    -21.3      8,670      11,522   -24.8
Oldsmobile Total         907     1,971    -54.0      4,588       8,219   -44.2
Pontiac Total          5,564     7,373    -24.5     19,280      23,738   -18.8
Saturn Total          10,671     6,696     59.4     30,994      27,349    13.3
    GM North America
      Total*         244,241   241,249      1.2    840,500     796,980     5.5
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,652     5,869     13.3     29,128      23,528    23.8
Cadillac Total         6,649     5,110     30.1     26,047      16,286    59.9
Chevrolet Total      163,554   162,688      0.5    547,222     532,544     2.8
GMC Total             47,976    48,659     -1.4    174,571     153,794    13.5
HUMMER Total           2,268     2,883    -21.3      8,670      11,522   -24.8
Oldsmobile Total         907     1,971    -54.0      4,588       8,219   -44.2
Pontiac Total          5,564     7,373    -24.5     19,280      23,738   -18.8
Saturn Total          10,671     6,696     59.4     30,994      27,349    13.3
    GM Total         244,241   241,249      1.2    840,500     796,980     5.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                   GM Production Schedule - 05/04/04 5/4/2004

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q2#         539   841   1,380    496     174    150     2,200    18    48
O/(U) prior
forecast:@         0     0       0    (10)      7      1        (2)    0     0
                ------------------   ----- ------    ----  --------- ---  ----
-------------------------------------------------------------------------------

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

   2000
1st Qtr.         746   775   1,521    572     118     40     2,251    24    13
2nd Qtr.         787   781   1,568    534     140     45     2,287    19    17
3rd Qtr.         689   630   1,319    374     151     53     1,897    16    18
4th Qtr.         670   694   1,364    513     135     47     2,059    18    17
               ----- -----   -----  -----    ----    ---    ------   ---    --
    CY         2,892 2,880   5,772  1,993     544    185     8,494    77    65

   2001
1st Qtr.         581   633   1,214    538     138     51     1,941    13    14
2nd Qtr.         638   726   1,364    491     165     64     2,084    13    16
3rd Qtr.         573   665   1,238    373     146     74     1,832    11    15
4th Qtr.         573   721   1,294    441     127     67     1,929     9    16
               ----- -----   -----  -----     ---    ---     -----    --    --
    CY         2,365 2,745   5,110  1,842     575    256     7,786    46    61

   2002
1st Qtr.         600   753   1,353    456     131     65     2,005    12    11
2nd Qtr.         688   865   1,553    453     141     74     2,221    15    17
3rd Qtr.         567   740   1,307    408     132     87     1,934    19    20
4th Qtr.         602   824   1,426    453     157     81     2,117    13    24
               ----- -----  ------  -----    ----    ---     -----   ---    --
    CY         2,457 3,182   5,639  1,770     561    307     8,277    59    72

   2003
1st Qtr.         591   860   1,451    491     127     77     2,146    19    24
2nd Qtr.         544   837   1,381    488     128     90     2,087    19    24
3rd Qtr.         492   752   1,244    393     135    120     1,892    21    16
4th Qtr.         558   825   1,383    446     157    133     2,119    16    19
               ----- -----   -----   ----     ---    ---     -----   ---    --
    CY         2,185 3,274   5,459  1,818     547    420     8,244    75    83

   2004
1st Qtr.         524   821   1,345    463     158    116     2,082    18    20
2nd Qtr. #       539   841   1,380    496     174    150     2,200    18    48
                ------------------   ----- ------    ----  --------- ---  ----

See notes next page.

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  May 4, 2004                   By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)